MFS(R) TAX MANAGED EQUITY FUND

            Supplement dated April 1, 2002 to the Current Prospectus

This Supplement supplements certain information in the fund's Prospectus.

The Prospectus describes four classes (Classes A, B, C and I) of shares for the fund. Currently, only class A shares are available for purchase. These Class A shares are only available for purchase at net asset value and may only be sold to:

     o    employees  (or  certain   relatives  of  employees)  of  Massachusetts
          Financial Services Company (referred to as MFS or the adviser) and its affiliates who are residents of Massachusetts; or

     o    members of the governing boards of the various funds sponsored by MFS.

The caption headings used below in this Supplement correspond with the caption headings used in the Prospectus. These sections are restated as follows:


1.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     Shareholder Fees (fees paid directly from your investment):

                                                                              Class A       Class B     Class C

         Maximum Sales Charge (Load) Imposed on Purchases (as
           a percentage of offering price).................................      5.75%       0.00%       0.00%

         Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever
           is less)........................................................  See Below(1)    4.00%       1.00%


     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

         Management Fees...................................................      0.75%       0.75%       0.75%
         Distribution and Service (12b-1) Fees(2)..........................      0.35%       1.00%       1.00%
         Other Expenses....................................................      0.76%       0.76%       0.76%
                                                                                 -----       -----       -----
         Total Annual Fund Operating Expenses..............................      1.86%       2.51%       2.51%
         Fee Waivers/Expense Reimbursement(3)..............................     (0.71)%     (0.36)%     (0.36)%
                                                                                 ------      ------      ------
         Net Expenses(4)...................................................      1.15%       2.15%       2.15%

--------------------

(1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The fund's distributor, MFS Fund Distributors, Inc., has contractually agreed to waive the fund's class A distribution and service fees until January 1, 2003 (see footnote (3) below.)

(3) "Other Expenses" are based on estimated amounts for the current fiscal year. MFS has contractually agreed to bear the fund's expenses subject to reimbursement, such that "Other Expenses", after taking into account the expense offset arrangement described below, do not exceed 0.40%. This expense reimbursement arrangement will continue until at least January 1, 2003, absent an earlier modification approved by the board of trustees which oversees the fund. In addition, the fund's distributor, MFS Fund Distributors, Inc. has contractually agreed to waive the fund's class A distribution and service fees.

(4) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and therefore are higher than the actual expenses of the fund. Had these fee reductions been taken into account, "Net Expenses" would be lower.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

         Share Class                                  Year 1       Year 3
         -----------                                  ------       ------
         Class A shares                                  $685      $1,061
         Class B shares
           Assuming redemption at end of period           618       1,047
           Assuming no redemption                         218         747
         Class C shares
           Assuming redemption at end of period           318         747
           Assuming no redemption                         218         747

2.   DESCRIPTION OF SHARE CLASSES

     Distribution and Service Fees

     The "Distribution and Service Fees" section is amended and restated as follows:

     The fund has adopted a plan under 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (0.10% distribution fee and 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. MFD has waived its right to receive the class A service fee and the class A distribution fee as described under "Expense Summary above".


                  The date of this Supplement is April 1, 2002.